Long-Term Debt	9 Months Ended
Sep. 30, 2017
Debt Disclosure [Abstract]
Long-Term Debt
Long-Term Debt

	September 30, 2017	December 31, 2016
	$	$
U.S. Dollar-denominated Revolving Credit Facilities due in 2018	339,809	208,222
U.S. Dollar-denominated Term Loans due from 2018 to 2026	933,166	1,005,199
Norwegian Kroner-denominated Bonds due from 2018 to 2021	389,320	371,329
Euro-denominated Term Loans due from 2018 to 2023	233,764	219,733
Other U.S. Dollar-denominated loan	10,000	—
Total principal	1,906,059	1,804,483
Unamortized discount and debt issuance costs	(9,652)	(13,257)
Total debt	1,896,407	1,791,226
Less current portion	(516,232)	(188,511)
Long-term debt	1,380,175	1,602,715

As at September 30, 2017, the Partnership had three revolving credit facilities available of which two credit facilities are current and one is long-term. The three credit facilities, as at such date, provided for borrowings of up to $429.8 million (December 31, 2016 – $451.9 million), of which $90.0 million (December 31, 2016 – $243.7 million) was undrawn. Interest payments are based on LIBOR plus margins, which margins ranged from 0.55% to 1.25%. In November 2017, the Partnership refinanced its $170 million revolving credit facility maturing in 2017 with a new $190 million revolving credit facility maturing in November 2018 (see Note 16f). The amount available under the three revolving credit facilities reduces by $6.1 million (remainder of 2017) and $423.7 million (2018). The revolving credit facilities may be used by the Partnership to fund general partnership purposes and to fund cash distributions. The Partnership is required to repay all borrowings used to fund cash distributions within 12 months of their being drawn, from a source other than further borrowings. One of the revolving credit facilities is unsecured, while the other two revolving credit facilities are collateralized by first-priority mortgages granted on four of the Partnership’s vessels, together with other related security, and include a guarantee from the Partnership or its subsidiaries of all outstanding amounts. The Partnership is in the process of seeking to extend the other two revolving credit facilities (see Note 11b).

As at September 30, 2017, the Partnership had six U.S. Dollar-denominated term loans outstanding which totaled $933.2 million in aggregate principal amount (December 31, 2016 – $1.0 billion). Interest payments on the term loans are based on LIBOR plus a margin, which margins ranged from 0.30% to 2.80%. The six term loans require quarterly interest and principal payments and have balloon or bullet repayments due at maturity. The term loans are collateralized by first-priority mortgages on 14 of the Partnership’s vessels to which the loans relate, together with certain other related security. In addition, at September 30, 2017, all of the outstanding term loans were guaranteed by either the Partnership or Teekay Nakilat Corporation, of which the Partnership is a 70% owner (or the Teekay Nakilat Joint Venture).

The Partnership has Norwegian Kroner (or NOK) 3.1 billion of senior unsecured bonds in the Norwegian bond market that mature through 2021. As at September 30, 2017, the total amount of the bonds, which are listed on the Oslo Stock Exchange, was $389.3 million (December 31, 2016 – $371.3 million). The interest payments on the bonds are based on NIBOR plus a margin, which margins ranged from 3.70% to 6.00%. The Partnership entered into cross-currency rate swaps, to swap all interest and principal payments of the bonds into U.S. Dollars, with the interest payments fixed at rates ranging from 5.92% to 7.70% and the transfer of principal fixed at $430.5 million upon maturity in exchange for NOK 3.1 billion (see Note 10).

The Partnership has two Euro-denominated term loans outstanding, which as at September 30, 2017, totaled 197.9 million Euros ($233.8 million) (December 31, 2016 – 208.9 million Euros ($219.7 million)). Interest payments are based on EURIBOR plus margins, which margins ranged from 0.60% to 2.25% as at September 30, 2017, and the loans require monthly interest and principal payments. The term loans have varying maturities through 2023. The term loans are collateralized by first-priority mortgages on two vessels to which the loans relate, together with certain other related security and are guaranteed by the Partnership and one of its subsidiaries.

The weighted-average interest rates for the Partnership’s long-term debt outstanding at September 30, 2017 and December 31, 2016 were 3.15% and 3.03%, respectively. These rates do not reflect the effect of related interest rate swaps that the Partnership has used to economically hedge certain of its floating-rate debt (see Note 10). At September 30, 2017, the margins on the Partnership’s outstanding revolving credit facilities and term loans ranged from 0.30% to 2.80%.

All Euro-denominated term loans and NOK-denominated bonds are revalued at the end of each period using the then-prevailing U.S. Dollar exchange rate. Due primarily to the revaluation of the Partnership’s NOK-denominated bonds, the Partnership’s Euro-denominated term loans and restricted cash, and the change in the valuation of the Partnership’s cross-currency swaps, the Partnership incurred foreign exchange (losses) gains of ($5.1) million and $0.5 million for the three months ended September 30, 2017 and 2016, respectively, and ($24.5) million and ($10.1) million for nine months ended September 30, 2017 and 2016, respectively.

The aggregate annual long-term debt principal repayments required subsequent to September 30, 2017, including the impact of the revolving credit facility refinancing completed in November 2017, are $46.1 million (remainder of 2017), $717.1 million (2018), $88.9 million (2019), $346.4 million (2020), $345.6 million (2021) and $362.0 million (thereafter).

Certain loan agreements require that (a) the Partnership maintain minimum levels of tangible net worth and aggregate liquidity, (b) the Partnership maintain certain ratios of vessel values related to the relevant outstanding loan principal balance, (c) the Partnership not exceed a maximum amount of leverage, and (d) certain of the Partnership’s subsidiaries maintain restricted cash deposits. As at September 30, 2017, the Partnership had two facilities with an aggregate outstanding loan balance of $95.1 million that require it to maintain minimum vessel-value-to-outstanding-loan-principal-balance ratios ranging from 110% to 135%, which as at September 30, 2017 ranged from 121% to 232%. The vessel values were determined using second-hand market comparables or using a depreciated replacement cost approach. Since vessel values can be volatile, the Partnership’s estimates of market value may not be indicative of either the current or future prices that could be obtained if the Partnership sold any of the vessels. The Partnership’s ship-owning subsidiaries may not, among other things, pay dividends or distributions if the Partnership's subsidiaries are in default under their term loans or revolving credit facilities. As at September 30, 2017, the Partnership was in compliance with all covenants relating to the Partnership’s credit facilities and term loans.

The Partnership maintains restricted cash deposits relating to certain term loans, collateral for cross-currency swaps (see Note 10), project tenders, leasing arrangements (see Note 11c) and amounts received from charterers to be used only for dry-docking expenditures and emergency repairs, which cash totaled $93.0 million and $117.0 million as at September 30, 2017 and December 31, 2016, respectively.